UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MOUNT RAINIER ACQUISITION CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MOUNT RAINIER ACQUISITION CORP.

256 W. 38th Street, 15th Floor

New York, NY 10018

December 5, 2022

Dear Stockholders:

On behalf of the Board of Directors of Mount Rainier Acquisition Corp. (the “Company,” “RNER” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at 5:00 p.m. Eastern Time on December 21, 2022. RNER will be holding the Special Meeting as a virtual meeting via the following information:

Virtual meeting information

Mount Rainier Acquisition Corp. Virtual Shareholder Meeting Information:

Meeting Date: December 21, 2022

Meeting Time: 5:00 p.m.

Via a live webcast that can be accessed at:

https://web.lumiagm.com/297859227

using the password “mtrainier2022” and control number on your proxy card

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available at https://www.astproxyportal.com/ast/24722. We are first mailing these materials to our stockholders on or about December 5, 2022.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

(i)     Proposal 1 — A proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which RNER has to consummate a business combination from January 7, 2023 to March 1, 2023 (the “Extended Date”);

(ii)    Proposal 2 — A proposal to amend (the “NTA Requirement Amendment”) the Charter to expand the methods that RNER may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission; and

(iii)   Proposal 3 — A proposal to direct the chairperson of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposal.

Each of the Extension Amendment, the NTA Requirement Amendment and the Adjournment proposals are more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment is to allow RNER more time to complete its proposed Business Combination. RNER’s Charter provides that RNER has only until January 7, 2023 to complete a business combination.

On March 23, 2022, RNER entered into that certain Business Combination Agreement, as amended by that certain First Amendment to Business Combination Agreement, dated as of June 19, 2022 (the “Merger Agreement”), by and among RNER, Hub Cyber Security (Israel) Ltd., a company organized under the laws of the State of Israel (the “HUB Security”), and Rover Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of HUB Security (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into RNER, with RNER as the surviving corporation in the merger as a direct, wholly owned subsidiary of HUB Security (the “Business Combination”). Subject to the terms of the Merger Agreement, as amended, and customary adjustments set forth therein, the aggregate consideration for the Business Combination and related transactions is expected to be approximately $226,885,000 of equity consideration, as set forth in the Merger Agreement, which amount includes the funds in the trust account established in connection with the Company’s initial public offering (the “Trust Account”) and PIPE Financing commitments. The Merger Agreement, as amended, provides that the outside date for the closing of the Business Combination is January 22, 2023. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Merger Agreement.

Contemporaneously with the execution of the Merger Agreement, HUB Security entered into subscription agreements (the “PIPE Subscription Agreements”) with certain qualified institutional buyers and accredited investors (the “Subscribers”), pursuant to which, among other things, the Subscribers have agreed to subscribe for ordinary shares of HUB Security that will be issued in connection with the Closing (the “PIPE Shares”), for aggregate gross proceeds of approximately $50,000,000 at a purchase price of $10.00 per share, in a private placement (the equity financing under all Subscription Agreements, collectively, the “PIPE Financing”). The purpose of the PIPE Financing is to raise additional capital for use in connection with the Business Combination. The PIPE Shares will be identical to ordinary shares of HUB Security that will be issued to existing stockholders of RNER at the time of the Closing, except that the PIPE Shares will not be entitled to any redemption rights and will not be registered with the SEC. The closing of the sale of PIPE Shares will be contingent upon the substantially concurrent consummation of the Business Combination.

RNER and the other parties to the Merger Agreement are working towards satisfaction of the conditions to complete the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but are concerned that there may not be sufficient time before January 7, 2023 to hold a special meeting to obtain stockholder approval of, and to consummate, the Business Combination. Accordingly, RNER’s board has determined that, given RNER’s expenditure of time, effort and money on identifying HUB Security as a target business and completing the Business Combination, it is in the best interests of its stockholders to approve the Extension Amendment in order to amend the Charter and, assuming that the Extension Amendment is so approved and the Charter is amended, RNER believes it will have sufficient time to consummate an initial business combination before the Extended Date.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain both the right to vote on the proposed Business Combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event the proposed Business Combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment is implemented and RNER’s board of directors determines that RNER will not be able to consummate an initial business combination by the Extended Date and does not to seek any further extension to consummate a business combination, RNER would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

RNER’s Charter provides that RNER will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination. The purpose of the NTA Requirement Amendment is to add an additional basis on which RNER may rely, as it has since its initial public offering, to be not subject to the “penny stock” rules of the SEC.

In connection with the Extension Amendment and the NTA Requirement Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to RNER to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment, the NTA Requirement Amendment and the Adjournment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment and the NTA Requirement Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment and the NTA Requirement Amendment. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $177,921,896 of marketable securities as of December 2, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if RNER has not completed a business combination by the Extended Date. DC Rainier SPV LLC, our sponsor (the “Sponsor”), our officers and directors and the representative of the underwriters in the our initial public offering (collectively, the “Sponsor Group”) hold the right to vote over an aggregate of 4,908,700 shares of common stock which include 4,312,500 shares of our common stock, which we refer to as the “Founder Shares,” that were issued prior to our initial public offering (“IPO”) and 596,200 shares of common stock that make part of the units, which we refer to as the “Private Placement Units,” that were purchased by our Sponsor and certain of our officers and directors in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or December 19, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of December 2, 2022, there were approximately $177,921,896 in the Trust Account. If the Extension Amendment is approved and the extension is implemented, the redemption price per share will be approximately $10.31 per share (before deducting taxes payable). The closing price of the Company’s common stock on December 2, 2022 was $10.21. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment, the NTA Requirement Amendment and the Adjournment proposals are not approved and we do not consummate a business combination by January 7, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment proposal and the NTA Requirement Amendment proposal. The approval of the Extension Amendment and the NTA Requirement Amendment is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment and the NTA Requirement Amendment, our board will retain the right to abandon and not implement the Extension Amendment and the NTA Requirement Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on November 18, 2022 as the record date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment, the NTA Requirement Amendment and the Adjournment proposals and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Matthew Kearney
Matthew Kearney
Chief Executive Officer
December 5, 2022

MOUNT RAINIER ACQUISITION CORP.

256 W. 38th Street, 15th Floor

New York, NY 10018

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 21, 2022

December 5, 2022

To the Stockholders of Mount Rainier Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Mount Rainier Acquisition Corp. (the “Company,” “RNER” or “we”), a Delaware corporation, will be held on December 21, 2022, at 5:00 p.m. Eastern Time. The Company will be holding the Special Meeting as a virtual meeting via the following information:

Virtual meeting information

Mount Rainier Acquisition Corp. Virtual Shareholder Meeting Information:

Meeting Date: December 21, 2022

Meeting Time: 5:00 p.m.

Via a live webcast that can be accessed at:

https://web.lumiagm.com/297859227

using the password “mtrainier2022” and control number on your proxy card

The purpose of the Special Meeting will be to consider and vote upon the following matters:

1.     A proposal to amend (the “Extension Amendment”) RNER’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which RNER has to consummate a business combination from January 7, 2023 to March 1, 2023 (the “Extended Date”);

2.     A proposal to amend (the “NTA Requirement Amendment”) the Charter to expand the methods that RNER may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission;;

3.     A proposal to direct the chairperson of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal; and

4.     To act on such other matters as may properly come before the Special Meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on November 18, 2022 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors

/s/ Matthew Kearney
Chief Executive Officer

New York, New York

December 5, 2022

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 21, 2022. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT https://www.astproxyportal.com/ast/24722.

MOUNT RAINIER ACQUISITION CORP.

256 W. 38th Street, 15th Floor

New York, NY 10018

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 21, 2022

FIRST MAILED ON OR ABOUT DECEMBER 5, 2022

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Mount Rainier Acquisition Corp. (the “Company,” “RNER” or “we”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held on December 21, 2022 at 5:00 p.m. Eastern Time for the purposes set forth in the accompanying Notice of Meeting. RNER will be holding the Special Meeting, and any adjournments thereof, as a virtual meeting via the following information:

Virtual meeting information

Mount Rainier Acquisition Corp. Virtual Shareholder Meeting Information:

Meeting Date: December 21, 2022

Meeting Time: 5:00 p.m.

Via a live webcast that can be accessed at:

https://web.lumiagm.com/297859227

using the password “mtrainier2022” and control number on your proxy card

The principal executive offices of the Company are located at 256 W. 38th Street, 15th Floor, New York, NY 10018 and its telephone number, including area code, is (212) 785-4680.

Forward Looking Statements

This Proxy Statement (this “Proxy Statement”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Proxy Statement regarding the proposed transactions contemplated by the Merger Agreement, including the benefits of the Business Combination, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Business Combination. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on RNER and HUB Security’s managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change or other circumstances that could give rise to further amendments or termination of the Merger Agreement and the proposed transaction contemplated thereby; (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of RNER or HUB Security or other conditions to closing in the Merger Agreement; (3) the inability to project with any certainty the amount of cash proceeds remaining in the RNER trust account at the closing of the transaction; (4) the uncertainty relative to the cash made available to HUB Security at the closing should any material redemption requests be made by the RNER stockholders (since the sources of cash projected assume that no redemptions will be requested by RNER stockholders); (5) the inability of the post-closing company to obtain or maintain the listing of its securities on Nasdaq or another U.S. stock exchange following the Business Combination; (6) the amount of costs related to the Business Combination; (7) HUB Security’s ability to yield sufficient cash proceeds from the transaction to support its short-term operations development efforts since the Merger Agreement requires no minimum level of funding in the trust fund to close the transaction; (8) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; changes in applicable laws or regulations; (9) the ability of HUB Security to meet its post-closing financial and strategic goals, due to, among other things, competition; (10) the ability of the company post-closing to grow and manage growth profitability and retain its key employees; (11) the possibility that the company post-closing may be adversely affected by other economic, business, and/or competitive factors; risks relating to the successful development of HUB Security’s future business; (12) the potential impact that COVID-19 may have on HUB Security’s employees, relevant regulatory agencies, and the global economy as a whole; (13) the expected duration over which HUB Security’s balances will fund its operations; (14) and other risks and uncertainties described herein, as well as those risks and uncertainties indicated from time to time in the final prospectus of RNER for its initial public offering dated October 4, 2021 filed with the SEC. RNER cautions that the foregoing list of factors is not exclusive. RNER and HUB Security caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. RNER and HUB Security do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.	Proposal 1 — A proposal to amend (the “Extension Amendment”) RNER’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which RNER has to consummate a business combination from January 7, 2023 to March 1, 2023 (the “Extended Date”);

2.	Proposal 2 — A proposal to amend (the “NTA Requirement Amendment”) the Charter to expand the methods that RNER may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission;

3.	Proposal 3 — A proposal to direct the chairperson of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal; and

3.	To act on such other matters as may properly come before the Special Meeting or any adjournment thereof.

The purpose of the Extension Amendment is to allow RNER more time to complete its proposed Business Combination. RNER’s Charter provides that RNER has only until January 7, 2023 to complete a business combination.

On March 23, 2022, RNER entered into that certain Business Combination Agreement, as amended by that certain First Amendment to Business Combination Agreement, dated as of June 19, 2022 (the “Merger Agreement”), by and among RNER, Hub Cyber Security (Israel) Ltd., a company organized under the laws of the State of Israel (the “HUB Security”), and Rover Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of HUB Security (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into RNER, with RNER as the surviving corporation in the merger as a direct, wholly owned subsidiary of HUB Security (the “Business Combination”). Subject to the terms of the Merger Agreement, as amended, and customary adjustments set forth therein, the aggregate consideration for the Business Combination and related transactions is expected to be approximately $226,885,000 of equity consideration, as set forth in the Merger Agreement, which amount includes the funds in the trust account established in connection with the Company’s initial public offering (the “Trust Account”) and PIPE Financing commitments. The Merger Agreement, as amended, provides that the outside date for the closing of the Business Combination is January 22, 2023. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Merger Agreement.

Contemporaneously with the execution of the Merger Agreement, HUB Security entered into subscription agreements (the “PIPE Subscription Agreements”) with certain qualified institutional buyers and accredited investors (the “Subscribers”), pursuant to which, among other things, the Subscribers have agreed to subscribe for ordinary shares of HUB Security that will be issued in connection with the Closing (the “PIPE Shares”), for aggregate gross proceeds of approximately $50,000,000 at a purchase price of $10.00 per share, in a private placement (the equity financing under all Subscription Agreements, collectively, the “PIPE Financing”). The purpose of the PIPE Financing is to raise additional capital for use in connection with the Business Combination. The PIPE Shares will be identical to ordinary shares of HUB Security that will be issued to existing stockholders of RNER at the time of the Closing, except that the PIPE Shares will not be entitled to any redemption rights and will not be registered with the SEC. The closing of the sale of PIPE Shares will be contingent upon the substantially concurrent consummation of the Business Combination.

RNER and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but are concerned that there may not be sufficient time before January 7, 2023 to hold a special meeting to obtain stockholder approval of, and to consummate, the Business Combination.

Accordingly, RNER’s Board has determined that, given RNER’s expenditure of time, effort and money on identifying HUB Security as a target business and completing the Merger Agreement, it is in the best interests of its stockholders to approve the Extension Amendment in order to amend the Charter and, assuming that the Extension Amendment is so approved and the Charter is amended, RNER believes it will have sufficient time to consummate an initial business combination before the Extended Date.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain both the right to vote on the proposed Business Combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event the proposed Business Combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment is implemented and RNER’s board of directors determines that RNER will not be able to consummate an initial business combination by the Extended Date and does not to seek any further extension to consummate a business combination, RNER would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

RNER’s Charter provides that RNER will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination. The purpose of the NTA Requirement Amendment is to add an additional basis on which RNER may rely, as it has since its initial public offering, to be not subject to the “penny stock” rules of the SEC.

In connection with the Extension Amendment and the NTA Requirement Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to RNER to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment, the NTA Requirement Amendment and the Adjournment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment, the NTA Requirement Amendment and the Adjournment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $177,921,896 of marketable securities as of December 2, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if RNER has not completed a business combination by the Extended Date. DC Rainier SPV LLC, our sponsor (the “Sponsor”), our officers and directors and the representative of the underwriters in the our initial public offering (collectively, the “Sponsor Group”) hold the right to vote over an aggregate of 4,908,700 shares of common stock which include 4,312,500 shares of our common stock, which we refer to as the “Founder Shares,” that were issued prior to our initial public offering (“IPO”) and 596,200 shares of common stock that make part of the units, which we refer to as the “Private Placement Units,” that were purchased by our Sponsor and certain of our officers and directors in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or December 19, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of December 2, 2022, there were approximately $177,921,896 in the Trust Account. If the Extension Amendment is approved and the extension is implemented, the redemption price per share will be approximately $10.31 per share (before deducting taxes payable). The closing price of the Company’s common stock on December 2, 2022 was $10.21. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment, the NTA Requirement Amendment and the Adjournment proposals are not approved and we do not consummate a business combination by January 7, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment proposal and the NTA Requirement Amendment proposal. The approval of the Extension Amendment and the NTA Requirement Amendment is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment and the NTA Requirement Amendment, our board will retain the right to abandon and not implement the Extension Amendment and the NTA Requirement Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on November 18, 2022 as the record date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on November 18, 2022 and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournment or adjournments thereof. The Company’s warrants do not have voting rights.

The shares of the Company’s common stock (“Common Stock”) represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about December 5, 2022.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the Special Meeting is 22,158,700. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of 11,079,351 shares, or a majority of the shares of capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Extension Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (NTA Requirement Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 3 (Adjournment) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposal 1 or 2 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Extension Amendment	Majority of outstanding common shares	No
NTA Requirement Amendment	Majority of outstanding common shares	No
Adjournment	Majority of the outstanding common shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

Abstentions will count as a vote against each of the proposals.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should keep in mind that our Sponsor, officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	unless RNER consummates an initial business combination, the Sponsor and RNER’s officers, directors will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds from the RNER IPO and private placement not deposited in the Trust Account;

•	with certain limited exceptions, RNER’s founder shares will not be transferred, assigned, sold or released from escrow until the earlier of (A) one year after the completion of our initial business combination or (B) subsequent to the business combination, (x) if the last reported sale price of our common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination or (y) the date on which we complete a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property;

•	the Sponsor Group will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate;

•	based on the difference in the purchase price of $0.006 that the Sponsor Group paid for the Founder Shares, as compared to the purchase price of $10.00 per public unit sold in the IPO, the Sponsor Group may earn a positive rate of return even if the share price of the combined company after the Closing falls below the price initially paid for the public units in the RNER IPO and the public investors experience a negative rate of return following the Closing of the Business Combination;

•	the fact that Sponsor Group paid an aggregate of $25,000 (or approximately $0.006 per share) for their 4,312,500 Founders Shares and such securities may have a value of $43,125,000 at the time of the Business Combination. Because the merger consideration is based on a deemed price per share of $10.00 a share, the Sponsor Group could make a substantial profit after the initial business combination even if public investors experience substantial losses. Further, the Founder Shares have no redemption rights upon RNER’s liquidation and will be worthless if no business combination is effected;

•	the fact that the Sponsor and certain of our officers and directors currently hold 596,200 private units which were purchased at a price of $10.00 per unit, or an aggregate value of $5,962,000 and which have no redemption rights upon RNER’s liquidation and will be worthless if no business combination is effected;

•	on October 26, 2022, RNER issued an unsecured promissory note in the aggregate principal amount of $300,000 to the Sponsor (the “Note”). Pursuant to the Note, the Sponsor agreed to loan to the Company an aggregate amount of $300,000 that will be payable on the earlier of: (i) January 3, 2023 or (ii) the date on which the Company consummates the Business Combination. The Note bears an interest rate of ten percent (10%) per annum. In the event that the Company does not consummate the Business Combination, the Note will be repaid only from amounts remaining outside of the Company’s trust account, if any; and

•	the fact that the Sponsor Group has agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve a proposed initial business combination.

Additionally, if the Extension Amendment and the NTA Requirement Amendment proposals are approved and the extension is implemented and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Certain of our directors are citizens of countries other than the United States. In addition, Hub Cyber Security (Israel) Ltd., the company with which we entered into the Merger Agreement, is an Israeli company with operations in Israel and certain of its directors are citizens of countries other than the United States. While we believe that the nature of RNER’s business, and the nature of the businesses of HUB Security, should not make the transaction subject to U.S. foreign regulations or review by a U.S. government entity, it is possible that the Business Combination may be subject to a CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If the Business Combination falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by January 7, 2023 (or March 1, 2023 if the Extension Amendment proposal is approved by the stockholders) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we are deemed to be an investment company, we may be required to institute burdensome compliance requirements and our activities may be restricted and, as a result, we may abandon our efforts to consummate the Business Combination and liquidate the Company.

On March 30, 2022, the SEC issued proposed rules relating to, among other matters, a safe harbor for SPACs from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require a SPAC to file a report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the SPAC’s registration statement for its initial public offering. The SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering.

Although that proposed safe harbor rule has not yet been adopted, the SEC has indicated that are serious questions concerning the applicability of the Investment Company Act to a SPAC that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. We have entered into a definitive initial business combination agreement within 18 months after October 4, 2021 (the effective date of our IPO registration statement) and may not complete our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

We may be subject to the excise tax included in the Inflation Reduction Act of 2022 in the event of a liquidation or in connection with redemptions of our common stock after December 31, 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities are trading on Nasdaq, we will be a “covered corporation” within the meaning of the IR Act. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury (the “Treasury”), who has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax, the Excise Tax may apply to any redemptions of our common stock after December 31, 2022, including redemptions in connection with an initial business combination, extension vote or otherwise, unless an exemption is available. Generally, issuances of securities by us in connection with our initial business combination transaction (including any PIPE transaction at the time of our initial business combination) would be expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year. However, because HUB Security, and not RNER, will be issuing securities in connection with the Business Combination, such issuances are not expected to qualify to reduce the amount of the Excise Tax.

Whether and to what extent the Company would be subject to the Excise Tax in connection with a business combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the business combination, extension vote or otherwise, (ii) the structure of a business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a business combination (or otherwise issued not in connection with a business combination but issued within the same taxable year of a business combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the Excise Tax would be payable by the Company and not by the redeeming holders, the mechanics of any required payment of the Excise Tax have not been determined. Further, the application of the Excise tax in the event of a liquidation is uncertain. Consequently, the Excise Tax may make a transaction with us less appealing to potential business combination targets.

However, because any redemptions that occur as a result of the Extension Amendment proposal and the NTA Requirement Amendment proposal would occur prior to December 31, 2022, we would not be subject to the Excise Tax as a result of any redemptions in connection with approving the Extension Amendment and the NTA Requirement Amendment.

Voting Procedures

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our common stock that you own.

•	You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Extension Amendment proposal, the NTA Requirement Amendment proposal and the Adjournment proposal.

•	You can attend the Special Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Solicitation of Proxies

Your proxy is being solicited by our board on the proposals being presented to stockholders at the Special Meeting. The Company has agreed to pay Advantage Proxy its customary fee and out-of-pocket expenses. The Company will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy

P.O. Box 13581

Des Moines, WA 98198

Toll-Free: 877-870-8565

Collect: 206-870-8565

Email: KSmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Mount Rainier Acquisition Corp., 256 W. 38th Street, 15th Floor, New York, NY 10018; Attention: Secretary, or call the Company promptly at (212) 785-4680.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to Mount Rainier Acquisition Corp., 256 W. 38th Street, 15th Floor, New York, NY 10018; Attention: Secretary.

Conversion Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the record date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the Special Meeting). For illustrative purposes, based on funds in the trust account of approximately $177,921,896 on December 2, 2022, the estimated per share conversion price would have been approximately $10.31 (before deducting taxes payable).

In order to exercise your conversion rights, you must:

•	submit a request in writing prior to 5:00 p.m., Eastern Time on December 19, 2022 (two business days before the Special Meeting) that we convert your public shares for cash to American Stock Transfer & Trust Company, our transfer agent, at the following address:

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Attn: SPACSUPPORT TEAM

E-mail: SPACSUPPORT@ASTFINANCIAL.COM

and

•	deliver your public shares either physically or electronically through The Depository Trust Company to our transfer agent at least two business days before the Special Meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address or contact information listed above.

Prior to exercising conversion rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your conversion rights, your shares of our common stock will cease to be outstanding immediately prior to filing of the Extension Amendment and the NTA Requirement Amendment with the Delaware Secretary of State (assuming the Extension Amendment and the NTA Requirement Amendment are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Extension Amendment and the NTA Requirement Amendment are not approved and we do not consummate an initial business combination by January 7, 2023, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants to purchase common stock will expire worthless.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising conversion rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to American Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to American Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding shares of common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of the record date. The percentages below are based on 22,158,700 shares of the Company’s common stock issued and outstanding, including common shares underlying the Company’s units. The following table does not reflect record of beneficial ownership of the warrants included in the units or the private warrants issued pursuant to the Company’s initial public offering as these warrants are not exercisable until the consummation of the Company’s initial business combination.

		Approximate Percentage
	Number of	of
	Shares Beneficially	Outstanding Common
Name and Address of Beneficial Owner(1)	Owned	Stock
Matthew Kearney	346,985	1.6%
Young Cho	104,095	*
Christina Favilla	19,167	*
Otto Bisbakk	19,167	*
Jeffery Bistrong	19,167	*
All directors and executive officers as a group (5 individuals)	508,581	2.3%
DC Rainier SPV LLC(2)	3,535,119	15.95%
MMCAP International Inc. SPC(3)	1,499,990	6.8%
MM Asset Management Inc.(3)	1,499,990	6.8%
Highbridge Capital Management, LLC(4)	1,485,000	6.7%

* Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Mount Rainier Acquisition Corp., 256 W. 38th Street, 15th Floor, New York, New York 10018.
(2)	Dominion Capital LLC is the manager of the Sponsor, DC Rainier SPV LLC. Dominion Capital Holdings LLC is the manager of Dominion Capital LLC. Mikhail and Gennadiy Gurevich are managing members of Dominion Capital Holdings LLC and as such have voting and investment control over the investments held by DC Rainier SPV LLC. The business address of DC Rainier SPV LLC is 256 W. 38th Street, 15th Floor, New York, NY 10018.
(3)	Based on a Schedule 13G filed October 4, 2021, MMCAP International Inc. SPC and MM Asset Management Inc. have shared voting power over these shares. The address of MMCAP International Inc. SPC is c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, P.O. Box 1348, Grand Cayman, KY1-1108, Cayman Islands and the address of MM Asset Management Inc. is 161 Bay Street, TD Canada Trust Tower Ste 2240, Toronto, ON M5J 2S1 Canada.
(4)	Based on a Schedule 13G filed on October 15, 2021, Highbridge Capital Management, LLC, as the trading manager of Highbridge Tactical Credit Master Fund, L.P. and Highbridge SPAC Opportunity Fund, L.P. (collectively, the “Highbridge Funds”), may be deemed to be the beneficial owner of the 1,485,000 shares of Common Stock held by the Highbridge Funds. The address of the holder is 277 Park Avenue, 23rd Floor, New York, New York 10172.

PROPOSAL 1: THE EXTENSION AMENDMENT

This is a proposal to amend (the “Extension Amendment”) RNER’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which RNER has to consummate a business combination from January 7, 2023 to March 1, 2023 (the “Extended Date”). The Extension Amendment proposal is essential to the overall implementation of the Company’s plan to allow the Company more time to complete the proposed Business Combination. All stockholders are encouraged to read the proposed Extension Amendment in its entirety for a more complete description of its terms. A copy of the proposed Extension Amendment is attached hereto as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment or do not vote at all, will be permitted to redeem all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extension Amendment is approved. Holders of public shares do not need to be a holder of record on the record date in order to exercise redemption rights.

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the record date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the Special Meeting).

For illustrative purposes, based on funds in the trust account of approximately $177,921,896 on December 2, 2022, the estimated per share conversion price would have been approximately $10.31 (before deducting taxes payable). The closing price of the Company’s common stock on December 2, 2022 was $10.21. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Reasons for the Proposed Extension Amendment

The purpose of the Extension Amendment is to allow RNER more time to complete its initial business combination. RNER’s Charter provides that RNER has only until January 7, 2023 to complete a business combination.

On March 23, 2022, RNER entered into that certain Business Combination Agreement, as amended by that certain First Amendment to Business Combination Agreement, dated as of June 19, 2022 (the “Merger Agreement”), by and among RNER, Hub Cyber Security (Israel) Ltd., a company organized under the laws of the State of Israel (the “HUB Security”), and Rover Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of HUB Security (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into RNER, with RNER as the surviving corporation in the merger as a direct, wholly owned subsidiary of HUB Security (the “Business Combination”). Subject to the terms of the Merger Agreement, as amended, and customary adjustments set forth therein, the aggregate consideration for the Business Combination and related transactions is expected to be approximately $226,885,000 of equity consideration, as set forth in the Merger Agreement, which amount includes the funds in the trust account established in connection with the Company’s initial public offering (the “Trust Account”) and PIPE Financing commitments. The Merger Agreement, as amended, provides that the outside date for the closing of the Business Combination is January 22, 2023. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Merger Agreement.

Contemporaneously with the execution of the Merger Agreement, HUB Security entered into subscription agreements (the “PIPE Subscription Agreements”) with certain qualified institutional buyers and accredited investors (the “Subscribers”), pursuant to which, among other things, the Subscribers have agreed to subscribe for ordinary shares of HUB Security that will be issued in connection with the Closing (the “PIPE Shares”), for aggregate gross proceeds of approximately $50,000,000 at a purchase price of $10.00 per share, in a private placement (the equity financing under all Subscription Agreements, collectively, the “PIPE Financing”). The purpose of the PIPE Financing is to raise additional capital for use in connection with the Business Combination. The PIPE Shares will be identical to ordinary shares of HUB Security that will be issued to existing stockholders of RNER at the time of the Closing, except that the PIPE Shares will not be entitled to any redemption rights and will not be registered with the SEC. The closing of the sale of PIPE Shares will be contingent upon the substantially concurrent consummation of the Business Combination.

RNER and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the business combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but are concerned that there may not be sufficient time before January 7, 2023 to hold a special meeting to obtain stockholder approval of, and to consummate, the business combination. Accordingly, RNER’s board has determined that, given RNER’s expenditure of time, effort and money on identifying HUB Security as a target business and completing its initial business combination, it is in the best interests of its stockholders to approve the Extension Amendment in order to amend the Charter and, assuming that the Extension Amendment is so approved and the Charter is amended, RNER believes it will have sufficient time to consummate an initial business combination before the Extended Date.

If the Extension Amendment is implemented and RNER’s board of directors determines that RNER will not be able to consummate an initial business combination by the Extended Date and does not to seek any further extension to consummate a business combination, RNER would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

As of the date hereof, RNER’s portfolio of investments held in the Trust Account is comprised of U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940 (the “Investment Company Act”), with a maturity of 185 days or less, or investments in money market funds that invest in U.S. government securities, or a combination thereof. There is uncertainty under the Investment Company Act whether certain special purpose acquisition companies, or “SPACs,” with trust account assets held in securities, that do not consummate an initial business combination within 24 months after the effective date the SPAC’s IPO registration statement, would fall within the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. RNER’s IPO registration statement became effective on October 4, 2021. Due to this uncertainty, RNER intends to convert all of the assets held in the Trust Account into cash prior to October 4, 2023 to ensure that RNER does not fall within the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act.

In connection with the Extension Amendment and the NTA Requirement Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to RNER to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment, the NTA Requirement Amendment and the Adjournment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment, the NTA Requirement Amendment and the Adjournment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment and the NTA Requirement Amendment. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $177,921,896 of marketable securities as of December 2, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if RNER has not completed a business combination by the Extended Date. DC Rainier SPV LLC, our sponsor (the “Sponsor”), our officers and directors and the representative of the underwriters in the our initial public offering (collectively, the “Sponsor Group”) hold the right to vote over an aggregate of 4,908,700 shares of common stock which include 4,312,500 shares of our common stock, which we refer to as the “Founder Shares,” that were issued prior to our initial public offering (“IPO”) and 596,200 shares of common stock that make part of the units, which we refer to as the “Private Placement Units,” that were purchased by our Sponsor and certain of our officers and directors in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or December 19, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of December 2, 2022, there were approximately $177,921,896 in the Trust Account. If the Extension Amendment is approved and the extension is implemented, the redemption price per share will be approximately $10.31 per share (before deducting taxes payable). The closing price of the Company’s common stock on December 2, 2022 was $10.21. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment, the NTA Requirement Amendment and the Adjournment proposals are not approved and we do not consummate a business combination by January 7, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment proposal. The approval of the Extension Amendment is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment, our board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on November 18, 2022 as the record date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain both the right to vote on the proposed Business Combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event the proposed Business Combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Extension Amendment proposal.

PROPOSAL 2: THE NTA REQUIREMENT AMENDMENT

This is a proposal to amend (the “NTA Requirement Amendment”) the Charter to expand the methods that RNER may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission. All stockholders are encouraged to read the proposed NTA Requirement Amendment in its entirety for a more complete description of its terms. A copy of the proposed NTA Requirement Amendment is attached hereto as Annex A.

The NTA Requirement

Article SIXTH D. of the Charter currently provides the following, “The Corporation will not consummate any Business Combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such Business Combination” (the “NTA Requirement”). The purpose of this article was to ensure that, in connection with its initial business combination, RNER would continue, as it has since the IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). RNER is proposing to amend its Charter to modify the NTA Requirement as follows: “The Corporation will not consummate any Business Combination unless it (or any successor) (i) has net tangible assets of at least $5,000,001 upon consummation of such Business Combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended.” The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and RNER believes that it may rely on another exclusion, which relates to it being listed on The Nasdaq Global Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, RNER intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Rule 419 blank check companies and “penny stock” issuers

As disclosed in RNER’s IPO prospectus, because the net proceeds of the IPO were to be used to complete an initial business combination with a target business that had not been selected at the time of the IPO, RNER may be deemed to be a “blank check company.” Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically, SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. Like many SPACs, RNER included Article SIXTH D. in its Charter, in order to ensure that through the consummation of its initial business combination, RNER would not be considered a penny stock issuer and therefore not a blank check company if no other exemption from the rule was available.

Reliance on Rule 3a51-1(a)(2).

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria set forth in the Exchange Rule. RNER’s securities are listed on The Nasdaq Global Market and have been so listed since the consummation of the IPO. RNER believes that The Nasdaq Global Market has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on the Exchange Rule to avoid being treated as a penny stock. Therefore, the NTA Requirement is unnecessary so long as RNER meets the requirements of the Exchange Rule.

Reasons for the Proposed NTA Requirement Amendment

RNER believes that it can rely on other available exclusions from the penny stock rules, more specifically, the Exchange Rule, that would not impose restrictions on RNER’s net tangible assets. While RNER does not believe this failure to satisfy the NTA Requirement subjects it to the SEC’s penny stock rules, as the NTA Requirement is included in its Charter, if the NTA Requirement Amendment proposal is not approved, RNER may not be able to consummate its initial business combination.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the NTA Requirement Amendment proposal. The approval of the NTA Requirement Amendment is essential to consummate our initial business combination. Notwithstanding stockholder approval of the NTA Requirement Amendment, our board will retain the right to abandon and not implement the NTA Requirement Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on November 18, 2022 as the record date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the NTA Requirement Amendment proposal.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

The adjournment proposal, if adopted, will request the chairperson of the special meeting (who has agreed to act accordingly) to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposal in this Proxy Statement. If the adjournment proposal is not approved by our stockholders, the chairperson of the meeting will not exercise his or her ability to adjourn the Special Meeting to a later date (which he or she would otherwise have as the chairperson) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposal.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the Special Meeting vote for the adjournment proposal, the chairperson of the special meeting will exercise his or her power to adjourn the Special Meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the adjournment proposal.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Extension Amendment, the NTA Requirement Amendment or the Adjournment proposals by contacting us at the following address or telephone number:

Mount Rainier Acquisition Corp.

256 W. 38th Street, 15th Floor

New York, NY 10018

(212) 785-4680

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at:

Advantage Proxy

P.O. Box 13581

Des Moines, WA 98198

Toll-Free: 877-870-8565

Collect: 206-870-8565

Email: KSmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than December 15, 2022.

Annex A

Charter Amendment

AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

MOUNT RAINIER ACQUISITION CORP.

[●], 2022

Mount Rainier Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.             The name of the Corporation is “Mount Rainier Acquisition Corp.” The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on February 10, 2021. The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of Delaware on October 4, 2021.

2.             This Amendment to the Amended and Restated Certificate amends the Amended and Restated Certificate.

3.             This Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.             The text of Paragraph D of Article SIXTH is hereby amended and restated to read in full as follows:

“D. The Corporation will not consummate any Business Combination unless it (or any successor) (i) has net tangible assets of at least $5,000,001 upon consummation of such Business Combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended.”

5.             The text of Paragraph E of Article SIXTH is hereby amended and restated to read in full as follows:

“E. In the event that the Corporation does not consummate a Business Combination by January 7, 2023, or, if the Corporation shall, in its sole discretion determine, March 1, 2023 (or, in each case if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open, the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the Delaware General Corporation Law (the “DGCL”), including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the DGCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to the Trust Fund plus any interest earned on the funds held in the Trust Fund and not previously released to the Corporation and not necessary to pay its taxes (less up to $100,000 of interest to pay dissolution expenses) divided by the total number of IPO Shares then outstanding.”

6.             The text of Paragraph H of Article SIXTH is hereby amended and restated to read in full as follows:

A-2

“I. If any amendment is made to this Article Sixth that would modify the substance or timing of the Corporation’s obligation to provide for the conversion of the IPO Shares in connection with an initial Business Combination or to redeem 100% of the IPO Shares if the Corporation has not consummated an initial Business Combination on or before the Termination Date, or with respect to any other provision in this Article Sixth, the holders of IPO Shares shall be provided with the opportunity to redeem their IPO Shares upon the approval of any such amendment, at the per-share price specified in paragraph C.”

IN WITNESS WHEREOF, Mount Rainier Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Mount Rainier Acquisition Corp.

By:
Name:	Matthew Kearney
Title:	Chief Executive Officer

A-3

PROXY CARD

MOUNT RAINIER ACQUISITION CORP.

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on December 21, 2022: The Proxy Statement is available at https://www.astproxyportal.com/ast/24722.

The undersigned hereby appoints Matthew Kearney as proxy of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of Mount Rainier Acquisition Corp. (the “Company”), to be held via virtual meeting as described in the Proxy Statement on December 21, 2022 at 5:00 p.m. Eastern Time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated December 5, 2022 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	PROPOSAL 1. EXTENSION AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION UNTIL MARCH 1, 2023.

For ☐          Against ☐          Abstain ☐

2.	PROPOSAL 2. NTA REQUIREMENT AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EXPAND THE METHODS THAT THE COMPANY MAY EMPLOY TO NOT BECOME SUBJECT TO THE “PENNY STOCK” RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

For ☐          Against ☐          Abstain ☐

3.	PROPOSAL 3. ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRPERSON OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSAL 1.

For ☐          Against ☐          Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one): Yes          No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.